UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 9, 2024
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 9, 2024, Affirm Holdings, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 25, 2024 (the “Proxy Statement”):

1.To elect three Class I directors, each to hold office until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal;
2.To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025; and
3.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
Holders of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on October 11, 2024 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), were entitled to fifteen votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and the Class B Common Stock voted as a single class on all matters.

At the beginning of the Annual Meeting, present in person or by proxy were holders of Class A Common Stock and Class B Common Stock together representing 89.30% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below.

1.Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Libor Michalek	759,405,652	17,234,263	65,034	30,489,783
Jacqueline D. Reses	758,429,370	17,837,256	438,323	30,489,783
Noel Watson	758,089,208	18,144,871	470,870	30,489,783

Each director nominee was duly elected as a Class I director to serve until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
806,225,491	843,775	125,466	—

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2025.

3.Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
729,599,435	46,874,369	231,145	30,489,783

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Rob O'Hare
Name: Rob O'Hare
Title: Chief Financial Officer

Date: December 12, 2024
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